Discontinued Operations	12 Months Ended
Sep. 30, 2014
Discontinued Operations and Disposal Groups [Abstract]
Discontinued Operations

15. Discontinued Operations.

In August 2009 the Company sold its flatbed trucking company, SunBelt Transport, Inc. ("SunBelt"). SunBelt has been accounted for as discontinued operations in accordance with ASC Topic 205-20 Presentation of Financial Statements – Discontinued Operations. All periods presented have been restated accordingly.

A summary of discontinued operations is as follows (in thousands):

	2014	2013	2012

Revenue	$—	—	50
Operating expenses	—	—	(107)
Gain on sale before taxes	—	—	—
Income before income taxes	$—	—	157
Permanent tax benefit	—	—	—
Provision for taxes	—	—	(60)
Income from discontinued operations	$—	—	97